SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K/A



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) September 14, 2000

                               SKINTEK LABS, INC.
             (Exact name of registrant as specified in its charter)


        Florida                       0-23532             65-0636277
(State or other jurisdiction          (Commission        (IRS Employer
 of incorporation)                     File No.)        Identification No.)


                    959 Shotgun Road, Sunrise, Florida 33326


Registrant's telephone number, including area code     (954) 927-5563



===============================================================================

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements.

              Ultimate  Warlock,  Inc.  Financial  Statements   and  Report   of
              Independent Certified Public Accountant for the Years Ended September 30, 1999 and 1998.

(b)      Proforma Financial Information.

              Unaudited Combined Financial Statement.

              Skintek Labs, Inc. and Ultimate Warlock, Inc. Proforma Condensed Combined Balance Sheet of June 30, 2000. (Unaudited)

              Skintek Labs, Inc. and Ultimate Warlock, Inc. Proforma Condensed Combined Statement of Operations for the Year Ended December 31, 1999.(Unaudited)

              Skintek Labs, Inc. and Ultimate Warlock, Inc. Proforma Condensed Combined Statement of Operations for the Six Months Ended June 30, 2000.(Unaudited)







                             ULTIMATE WARLOCK, INC.

                       Financial Statements and Report of
                    Independent Certified Public Accountants

                           September 30, 1999 and 1998

                             ULTIMATE WARLOCK, INC.

                 For the Years Ended September 30, 1999 and 1998

                                TABLE OF CONTENTS



Independent Auditors' Report
on the Financial Statements....................................................1

Financial Statements:

         Balance Sheets......................................................2-3

         Statements of Income..................................................4

         Statements of Stockholders' Equity....................................5

         Statements of Cash Flows..............................................6

         Notes to Financial Statements......................................7-11

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Stockholders of
Ultimate Warlock, Inc.

We have audited the accompanying balance sheets of Ultimate Warlock, Inc. (a California corporation) as of September 30, 1999 and 1998 and the related statements of operations, stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Ultimate Warlock, Inc., as of September 30, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.



Irvine, California
July 13, 2000

                 See accompanying notes to financial statements




                             ULTIMATE WARLOCK, INC.

                                 BALANCE SHEETS

                           September 30, 1999 and 1998

                                     ASSETS

                                                          1999              1998
                                                          ----              ----
Current assets
     Cash and cash equivalents                        $   7,764         $ 80,291
     Accounts receivable, net of allowance
        for doubtful accounts of $4000 and $0           316,430          165,504

Inventories
On first-in, first-out (FIFO) method
     Finished goods
                                                        369,130          425,927
     Work in process
                                                        507,099          214,744
     Raw materials
                                                        136,512          130,573
                                                     -------------- ------------

        Total inventory
                                                      1,012,741          771,244

     Deposits
                                                         29,621           18,893
     Prepaid expenses
                                                            -             12,513
                                                     ------------- -------------

        Total current assets                          1,048,445        1,366,556
                                                     ------------- -------------

Property and equipment
     Machinery and equipment                            107,794           58,380
     Molds and plugs                                  1,024,242          726,042
     Furniture and fixtures                              19,899            8,126
     Automobiles and trucks                              67,019           67,019
     Leasehold improvements
                                                         50,123           38,426
                                                     ------------- -------------

        Property and equipment at cost                1,269,077          897,993

     Less accumulated depreciation                     (352,860)       (234,289)
                                                     ------------- -------------

        Total property and equipment                    916,217          663,704
                                                     ------------- -------------

Trademark, net of accumulated amortization               90,438           92,938
     of $9,562 and $7,062

Other assets                                             14,310           72,539
                                                     ------------- -------------

           Total assets                             $ 2,387,521      $ 1,877,626
                                                     ============ ==============

                             ULTIMATE WARLOCK, INC.

                                 BALANCE SHEETS

                           September 30, 1999 and 1998


                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                              1999              1998
                                                                              ----              ----
Current liabilities
     Accounts payable                                                         $  284,969         $  221,199
     Deferred income taxes
                                                                                  21,194             79,608
     Lines of credit                                                             950,000            400,000
     Accrued compensation                                                         10,136              9,501
     Warranty reserve                                                              4,033              3,858
     Other accrued expenses
                                                                                 114,329             85,976
                                                                        ----------------- ------------------

        Total current liabilities
                                                                               1,384,661            800,142
                                                                        ----------------- ------------------

Long-term debt
                                                                                 935,361            925,925
                                                                        ----------------- ------------------

Commitments and contingencies
                                                                                       -                  -

Stockholders' equity
     Common stock - 25,000,000  shares  authorized with no par value;  1,000,000 shares issued and outstanding
                                                                                  37,000             37,000
     Retained earnings
                                                                                  30,499            114,559
                                                                        ----------------- ------------------

        Total stockholders' equity
                                                                                  67,499            151,559
                                                                        ----------------- ------------------

        Total liabilities and stockholders' equity                           $ 2,387,521        $ 1,877,626
                                                                        ================= ==================

                                            ULTIMATE WARLOCK, INC.

                                          STATEMENTS OF INCOME (LOSS)

                                For the years ended September 30, 1999 and 1998

                                                                           1999                    1998
                                                                           ----                    ----
Revenues
     Sales                                                          $        4,032,987      $        3,857,534
     Service department, parts and labor                                       136,874                 154,052
                                                                    -------------------    ---------------------

        Total revenues                                                       4,169,861               4,011,586

Cost of goods sold                                                           2,944,959               3,087,178
                                                                    -------------------    ---------------------

     Gross profit                                                            1,224,902                 924,408

Operating expenses
     Research and development                                                  265,661                  95,201
     Selling                                                                   257,501                 221,792
     General and administrative expenses                                       725,232                 445,040
                                                                    -------------------    ---------------------

        Total operating expenses                                             1,248,394                 762,033
                                                                    -------------------    ---------------------

           Operating income (loss)                                             (23,492)                162,375

Other income (expense)
     Other income                                                               21,325                  50,890
     Interest expense                                                         (140,307)               (114,204)
                                                                    -------------------    ---------------------

        Total other income (expense)                                          (118,982)                (63,314)
                                                                    -------------------    ---------------------

Income (loss) before provision for income taxes                               (142,474)                 99,061

Provision for income taxes                                                     (58,414)                 40,615
                                                                    -------------------    ---------------------

Net income (loss)                                                   $          (84,060)    $            58,446
                                                                    -------------------    ---------------------

Earnings per share, basic and diluted                                          (0.08)                   0.06
                                                                    ===================    =====================

Weighted average shares outstanding,
     basic and diluted                                                       1,000,000               1,000,000
                                                                    ===================    =====================

                             ULTIMATE WARLOCK, INC.

                       STATEMENTS OF STOCKHOLDERS' EQUITY

                 For the years ended September 30, 1999 and 1998




                                                         Common                 Retained
                                                         stock                  earnings                 Total
                                                  ---------------------   ---------------------   --------------------

Balance, September 30, 1997                       $            37,000     $            56,113     $            93,113

Net income                                                                             58,446                  58,446
                                                  ---------------------   ---------------------   --------------------

Balance, September 30, 1998                                    37,000                 114,559                 151,559

Net income (loss)                                                                     (84,060)                (84,060)
                                                  ---------------------   ---------------------   --------------------

Balance, September 30, 1999                       $            37,000     $            30,499     $            67,499
                                                  =====================   =====================   ====================

                             ULTIMATE WARLOCK, INC.

                            STATEMENTS OF CASH FLOWS

                 For the years ended September 30, 1999 and 1998

                                                                               1999                     1998
                                                                               ----                     ----

Cash flows from operating activities

Net income (loss)                                                     $           (84,060)      $            58,446

Adjustments to reconcile net income to net cash provided by operating activities

     Depreciation and amortization                                                121,071                   106,664
     (Increase) decrease in accounts receivable                                  (150,926)                 (145,772)
     (Increase) decrease in inventories                                          (241,497)                 (158,280)
     (Increase) decrease in deposits                                              (10,728)                         -
     (Increase) decrease in prepaid expenses                                       12,513                   (12,513)
     (Increase) decrease in other assets                                           58,229                     7,892
     Increase (decrease) in deferred income taxes                                 (58,414)                   40,615
     Increase (decrease) in accounts payable                                       63,770                   (14,909)
     Increase (decrease) in accrued compensation                                      635                     9,501
     Increase (decrease) in warranty reserve                                          175                       106
     Increase (decrease) in other accrued expenses                                 28,353                   (80,830)
                                                                      -----------------------   ---------------------

Net cash used for operating activities                                           (260,879)                 (189,080)
                                                                      -----------------------   ---------------------

Cash flows from investing activities
     Purchases of property and equipment                                         (371,084)                 (220,560)
                                                                      -----------------------   ---------------------

        Net cash used for investing activities                                   (371,084)                 (220,560)
                                                                      -----------------------   ---------------------

Cash flows from financing activities
     Proceeds from lines of credit                                                550,000                   300,000
     Proceeds from long term debt                                                   9,436                   189,452
                                                                      -----------------------   ---------------------

        Net cash provided by financing activities                                 559,436                   489,452
                                                                      -----------------------   ---------------------

Net  increase (decrease) in cash and cash equivalents                             (72,527)                   79,812

Cash and cash equivalents - beginning                                              80,291                       479
                                                                      -----------------------   ---------------------

Cash and cash equivalents - ending                                    $             7,764       $            80,291
                                                                      =======================   =====================

                             ULTIMATE WARLOCK, INC.

                        NOTES TO THE FINANCIAL STATEMENTS

                           September 30, 1999 and 1998



                                       11
NOTE 1:  COMPANY OPERATIONS

     The operations of Ultimate Warlock, Inc. (the Company) consist primarily of manufacturing and selling custom high performance powerboats, cats, deep V's, sport boats, and race boats. The Company sells its products on a wholesale basis to dealers across the United States and on a retail basis directly to individual consumers.

     The Company differentiates itself from its competitors through the Company's racing program. The Company races portions of its product line in international powerboating events and then takes the technological and product refinements gained from the program and incorporates them into subsequent production runs of its product lines. The Company adheres to a policy of selling production high performance powerboats that are essentially identical to the race versions with the exception of additional options available to the consumer. The Company believes that the reputation and exposure gained by racing its products directly translate into increased demand for its products.

NOTE 2:  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of the significant accounting policies of the Company.

Fiscal Year

     The Company's fiscal year-end is September 30th, which is its natural business year-end.

Inventories

     Inventories consist of new and used powerboats, powerboats at various stages of completion and raw materials and are stated at lower of cost (as determined on a first-in first-out basis) or market.

Property and Equipment

     Property and equipment are carried at cost. Maintenance, repairs and renewals are expensed as incurred. Depreciation of property and equipment is provided over their estimated useful lives, which range from five to ten years, using the straight-line method. Leasehold improvements are amortized on a straight-line basis over the lives of the respective leases or the useful lives of the improvements, whichever is shorter.

                             ULTIMATE WARLOCK, INC.

                           September 30, 1999 and 1998


     Construction costs of production molds for new and existing product lines are capitalized and depreciated over an estimated useful life of eight years. Depreciation starts when the production mold is placed in service to manufacture the product. Capitalized construction costs include direct materials and direct labor.

Revenue Recognition

     Revenue for powerboats sold is recorded as they are shipped to authorized dealers and to retail consumers, legal title and all other incidents of ownership have passed from the Company to the dealer or the consumer and an account receivable is recorded or payment is received from the dealer or from the dealer's or retail consumer's third-party commercial lender. Credit sales are not made to retail consumers.

Income taxes

     The Company has adopted Statement of Financial Accounting Standards No. 109 ("SFAS 109"), Accounting for Income Taxes. SFAS 109 is an asset and liability approach that requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that are recognized in the Company's financial statements in different periods from the tax returns. In estimating future tax consequences, SFAS 109 generally considers all expected future events other than enactment of changes in the tax law or rates. The Company deducts all costs incurred in producing molds as incurred for income tax purposes, and capitalizes molds at replacement cost for book purposes in compliance with FASB 121. Deferred income taxes of $21,194 and $79,608 relate principally to timing differences in the recognition of mold expenses for financial reporting purposes and are included in current liabilities.

Advertising and Race Promotion Expenses

     Costs  incurred in connection  with  advertising  and race promotion of the
Company's products are expensed as incurred. Such costs amounted to approximately $145,600 and $156,000 for the years ended September 30 1999 and 1998.

Research and Development Expenses

     Research and development expenses represent the difference between the construction costs of production molds capitalized at their estimated replacement cost as required by FASB 121 and the actual mold construction costs incurred.

Fair Value of Financial Instruments

     Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures About Fair Value of Financial Instruments requires management to disclose the estimated fair value of certain assets and liabilities defined by SFAS No. 107 as financial instruments. Financial instruments are generally defined by SFAS No. 107 as cash, evidence of ownership interest in equity, or a contractual obligation that both conveys to one entity a right to receive cash or other financial instruments from another entity and imposes on the other entity the obligation to deliver cash or other financial instruments to the first entity. As of September 30, 1999 and 1998 management believes that the carrying amount of cash, accounts receivable, accounts payable, accrued liabilities, lines of credit and long term debt approximate fair value because of the short maturity value of these financial instruments.

Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

     For purposes of reporting cash flows, cash and cash equivalents include cash on hand and in banks in addition to debt securities with original maturities of three months or less.

Warranties

     The Company warrants the deck and hull of the boats it manufactures against defects in materials and workmanship for a period of five years. The Company has accrued a reserve for these anticipated future warranty costs.


NOTE 3:  LINES OF CREDIT

     The Company has revolving lines-of-credit with three banks that provide for total borrowings of up to $950,000. The revolving lines mature in May of 2000. Outstanding borrowings under these lines-of-credit at September 30, 1999 and 1998 were $950,000 and $400,000 respectively.

     Borrowings and repayments are made on a periodic basis based on cash flow requirements of the Company. The lines of credit are personally guaranteed by the majority stockholder.

     The bank extending the largest line of credit holds a first position lien supported by a UCC-1 filing over the Company's accounts receivable, inventories, contract rights, general intangibles and all of the Company's corporate assets.

     Interest is payable monthly on the daily average balance outstanding of each credit line at the prime rate plus 1.5%.

NOTE 4:  LONG TERM DEBT

     The Company has two notes payable to a related party with principal and accrued interest that mature on July 19, 2003. The notes bear interest at 8% per annum and are payable at maturity with any amounts paid under the notes being applied against accrued interest before reducing the principal balance of the notes. The notes are secured by a personal guarantee of the Company's majority stockholder and by a UCC-1 statement establishing a security interest in the Company's property and equipment, accounts receivable, claims, choses in action and promissory notes. The notes are subordinated to the claims of the bank extending the largest line of credit.


NOTE 5:  COMMITMENTS AND CONTINGENCIES

Leases

     The Company conducts its operations in leased facilities. The Company commenced the lease for its current location, which is owned by a stockholder on May 1, 1999. The lease expires on April 30, 2009, with approximate annual rentals as set forth below. Total rent expense for the years ended September 30, 1998 and 1999 was approximately $162,000 and $119,000 respectively.

     The future minimum rental commitments under noncancelable operating leases as of September 30, 1999 are as follows:

Year ending September 30:
2000                                                            179,168
2001                                                            186,335
2002                                                            193,788
2003                                                            201,541
2004                                                            209,602
Thereafter                                                    1,071,987
                                                              ---------

                                                             $2,042,421

Litigation

     Although the Company is involved in litigation in the normal course of its business, management believes that no pending litigation in which the Company is named as a defendant is likely to have a materially adverse effect on the Company's financial position.






                     UNAUDITED COMBINED FINANCIAL STATEMENTS




         The following unaudited pro forma condensed combined financial statements reflect the acquisition by the Registrant of Ultimate Warlock, Inc. in exchange for shares of the Registrant's Common Stock. The acquisition was accounted for as a re-capitalization. The pro forma condensed combined balance sheet assumes the merger took place on June 30, 2000 and combines the June 30, 2000 balance sheet of the Registrant with the June 30, 2000 balance sheet of Ultimate Warlock, Inc. The pro forma condensed combined statement of operations for the fiscal year ended December 31, 1999 assumes the acquisition took place as of the beginning of the fiscal year and combines the Registrant's historical results for the fiscal year ended December 31, 1999 with pro forma adjustments. The pro forma condensed combined statement of operations for the six months ended June 30, 2000 assumes the acquisition took place as of the beginning of the most recently completed fiscal year (January 1, 2000) and combines the Registrant's historical results for the six months ended June 30, 2000 with the historical results of Ultimate Warlock, Inc. for the same period. The pro forma condensed combined statements of operations exclude the effect of any nonrecurring charges directly attributable to the acquisition.


         The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the acquisition of Ultimate Warlock, Inc. by the Registrant been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial position. These pro forma financial statements are based on and should be read in conjunction with the historical consolidated financial statements and the related notes thereto of the Registrant and Ultimate Warlock, Inc.



                  SKINTEK LABS, INC. AND ULTIMATE WARLOCK, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                                  JUNE 30, 2000


                                   (UNAUDITED)




                                                Skintek       Ultimate      Pro Forma Adjustments      Pro Forma
                                              Labs, Inc.     Warlock, Inc.   Debit       Credit        Balance
 ASSETS

 CURRENT ASSETS


            Cash and cash equivalents               3,447        (65,593)                               (62,146)

            Accounts receivable, net              435,186        599,151                              1,034,337

            Officer Advance                        72,452          2,793                                 75,245

            Inventories                           160,879      1,710,128                              1,871,007

            Prepaid expenses and other                  -         68,675                                 68,675



                     Total current assets         671,964      2,315,154         -            -       2,987,118



  PROPERTY AND EQUIPMENT, net                      48,219      1,263,808                              1,312,027


  OTHER ASSETS                                     27,057        111,724                                138,781

                                                $ 747,240    $ 3,690,686                            $ 4,437,926
                                              =============  ==============                          ============
                                              =============  ==============                          ============

 LIABILITIES AND SHAREHOLDERS' EQUITY

 CURRENT LIABILITIES:

             Current portion of long-term

                       obligations                  2,066        582,688                                584,754

             Accounts Payable                     129,061        444,923                                573,984

             Payroll Taxes Payable                  1,124         77,597                                 78,721

             Deferred Income Taxes                      -         21,194                                 21,194

             Note Payable                          11,654        178,410                                190,064

             Other accrued liablities                   -      1,093,434                              1,093,434




                     Total current liabilites     143,905      2,398,246         -            -       2,542,151

 LONG TERM OBLIGATIONS                            115,130         33,154                                148,284

 SHAREHOLDERS' EQUITY

               Common Stock                         5,921         37,000    37,000  (1)   3,400  (2)      9,321

               Preferred Stock                          -              -                                      -

               Additional paid-in capital       1,022,731      1,297,789     3,400  (2)  37,000  (1)  1,813,673

                                                                           540,447  (3)

               Accumulated Deficit               (540,447)       (75,503)                540,447 (3)    (75,503)



                                                  488,205      1,259,286                              1,747,491

                                                $ 747,240    $ 3,690,686                            $ 4,437,926
                                               ============   ============                         ===============
                                               ============   ============                         ===============

(1)  Entry to eliminate common stock of Ultimate Warlock, Inc.


(2) Entry to record acquisition Ultimate Warlock, Inc. by the issuance of 3,400,000 shares of the Registrants common stock.

(3) Entry to eliminate accumulated deficit in subsidiary of Registrants which is to be spun off.



             See accompanying notes to pro forma condensed combined
                              financial statements.





                  SKINTEK LABS, INC. AND ULTIMATE WARLOCK, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                   (UNAUDITED)



                                                Skintek       Ultimate    Pro Forma Adjustments      Pro Forma
                                              Labs, Inc.     Warlock, Inc.  Debit       Credit        Balance
 NET SALES                                      1,014,997      4,429,411                              5,444,408

 COST OF SALES                                    584,708      3,100,365                              3,685,073

 GROSS PROFIT                                     430,289      1,329,046                              1,759,335

 OPERATING EXPENSES

             Sales and marketing                  254,960        287,349                                542,309

             Research and development                   -        199,246                                199,246


             General and administrative           402,568        871,908                              1,274,476

                        Total operating expenses  657,528      1,358,503                              2,016,031

 INCOME (LOSS) FROM OPERATIONS                   (227,239)       (29,457)                              (256,696)

 OTHER INCOME (EXPENSE) , net                      41,417       (113,591)                               (72,174)

 INCOME (LOSS) BEFORE PROVISION FOR


                     INCOME TAXES                (185,822)      (143,048)                              (328,870)

 (PROVISION)/BENEFIT FOR INCOME TAXES                   -         43,811                                 43,811

 NET INCOME (NET LOSS)                           (185,822)       (99,237)                              (285,059)
                                                ============    =============                         =============
                                                ============    =============                         =============


 NET INCOME PER SHARE - BASIC                       (0.04)         (0.03)                                 (0.03)

    NET INCOME PER SHARE - DILUTED                  (0.04)         (0.03)                                 (0.03)
=======================================
=======================================


 WEIGHTED AVERAGE COMMON AND

       COMMON EQUIVALENT SHARES - BASIC         5,123,921      3,400,000                              8,523,921

 WEIGHTED AVERAGE COMMON AND

       COMMON EQUIVALENT SHARES - DILUTED       5,291,044      3,400,000                              8,691,044
                                              =============  ==============                          ============
                                              =============  ==============                          ============



             See accompanying notes to pro forma condensed combined
                             financial statements.




                  SKINTEK LABS, INC. AND ULTIMATE WARLOCK, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000


                                   (UNAUDITED)




                                                Skintek       Ultimate    Pro Forma Adjustments      Pro Forma
                                              Labs, Inc.     Warlock, Inc.  Debit       Credit        Balance
                                                                                                      C>

 NET SALES                                        625,724      2,604,031                              3,229,755

 COST OF SALES                                    383,430      1,783,292                              2,166,722

 GROSS PROFIT                                     242,294        820,739                              1,063,033

 OPERATING EXPENSES


             Research and development                   -              -                                      -

             General and administrative           207,673        655,968                                863,641

                        Total operating expenses  300,289        844,413                              1,144,702

 INCOME (LOSS) FROM OPERATIONS                    (57,995)       (23,674)                               (81,669)

 OTHER INCOME, net                                  1,582        (48,709)                               (47,127)

 INCOME (LOSS) BEFORE PROVISION FOR

                     INCOME TAXES                 (56,413)       (72,383)                              (128,796)

 (PROVISION)/BENEFIT FOR INCOME TAXES                   -              -                                      -

 NET INCOME (NET LOSS)                            (56,413)       (72,383)                              (128,796)
                                                ===========    ============                           ==============
                                                ===========    ============                           ==============


 NET INCOME PER SHARE - BASIC                       (0.01)         (0.02)                                 (0.01)

 NET INCOME PER SHARE - DILUTED                     (0.01)         (0.02)                                 (0.01)
                                                ============   ============                           ===============
                                                ============   ============                           ===============


 WEIGHTED AVERAGE COMMON AND

       COMMON EQUIVALENT SHARES - BASIC         5,921,271      3,400,000                              9,321,271

 WEIGHTED AVERAGE COMMON AND

       COMMON EQUIVALENT SHARES - DILUTED       6,421,271      3,400,000                              9,821,271
                                               =============  ============                           ==============
                                               =============  ============                           ==============


             See accompanying notes to pro forma condensed combined
                             financial statements.



           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS



     On September 13, 2000, the Registrant acquired 91% of the issued and outstanding shares of common stock of Ultimate Warlock, Inc. in exchange for approximately 3,400,000 of newly issued shares of the Registrant's Common Stock. Ultimate Warlock, Inc. is engaged in the business of manufacturing and selling custom high performance powerboats.

     The acquisition was accounted for as a re-capitalization since management intends to spin off all previous operations and the Registrant's business will solely be based on that of Ultimate Warlock, Inc. All assets and liabilities acquired by the Registrant were recorded at historical values in a manner similar to that of a pooling of interests.

     The pro forma condensed combined statements of operations for the fiscal year ended December 31, 1999 and for the six months ended June 30, 2000 exclude the impact of any nonrecurring charges associated with the acquisition.

     The unaudited pro forma condensed combined financial statements give effect to the merger of the Registrant and Ultimate Warlock, Inc. in a manner similar to a pooling of interests accounting basis. The pro forma condensed combined balance sheet assumes the merger took place on June 30, 2000 and combines the June 30, 2000 balance sheet of the Registrant with the June 30, 2000 balance sheet of Ultimate Warlock, Inc. The pro forma condensed combined statement of operations for the fiscal year ended December 31, 1999 assumes the merger took place as of the beginning of the fiscal year and combines the Registrant's historical results for the fiscal year ended December 31, 1999 with pro forma adjustments. The pro forma condensed combined statement of operations for the six months ended June 30, 2000 assumes the merger took place as of the beginning of the most recently completed fiscal year (January 1, 2000) and combines the Registrant's historical results for the six months ended June 30, 2000 with the historical results of Ultimate Warlock, Inc. for the same period

     The pro forma condensed combined financial statements included herein have been prepared by the Registrant, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations. However, the Registrant believes that the disclosures are adequate to make the information not misleading. These pro forma condensed combined financial statements should be read in conjunction with the financial statements and the notes thereto included in the Registrant's annual report on Form 10-K for the fiscal year ended December 31, 1999 and the financial statements of Ultimate Warlock, Inc. included in this filing.

     Net income per share for each period is calculated by dividing net income by the weighted average number of common and common equivalent shares outstanding during the period plus approximately 3,400,000 shares of the Registrant's Common Stock which was exchanged for all issued and outstanding shares of Ultimate Warlock, Inc. Common stock.








                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               SKINTEK LABS, INC.



                                       By:      /s/Carter Read
November 14, 2000                                  Carter Read
                                                   President